                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 13, 2000



                              NETOPTIX CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


               000-11309                           04-2526583
       (Commission File Number)           (IRS Employer Identification No.)


     Sturbridge Business Park, P.O. Box 550, Sturbridge, Massachusetts 01566
               (Address of Principal Executive Offices) (Zip Code)


                                 (508) 347-9191
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS.

As previously announced on February 13, 2000, NetOptix Corporation ("NetOptix") signed an Agreement and Plan of Merger ("Merger Agreement") with Corning Incorporated ("Corning") pursuant to which a subsidiary of Corning will be merged into NetOptix.

In connection with the Merger Agreement, certain major NetOptix stockholders, including affiliates of Gerhard R. Andlinger, Chairman and CEO, and John F. Blais, Jr., director, have agreed with Corning to vote in favor of the merger pursuant to a Stockholder Voting Agreement and Irrevocable Proxy (the "Stockholder Agreement").

NetOptix hereby files the Merger Agreement and the Stockholder Agreement by incorporating them by reference to a Schedule 13D amendment filed by certain NetOptix stockholders on February 18, 2000.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     Not applicable
(b)     Not applicable
(c)     Exhibits:

    EXHIBIT NUMBER    EXHIBIT TITLE
    --------------    -------------

     *99.1 Agreement and Plan of Merger among Corning Incorporated, CI Subsidiary, Inc. and NetOptix Corporation dated as of February 13, 2000.

    **99.2 Stockholder Voting Agreement and Irrevocable Proxy among Corning Incorporated, NetOptix Corporation, CI Subsidiary, Inc. and Andlinger Capital XIII LLC, Gerhard R. Andlinger, John F. Blais, Jr., and Stephen A. Magida dated as of February 13, 2000.

 * Incorporated herein by reference to Exhibit XIV attached to Amendment No. 3 to Schedule 13D filed by Andlinger Capital XIII LLC with the Commission as of February 18, 2000 (File No. 005-34610).

** Incorporated herein by reference to Exhibit XV attached to Amendment No. 3 to
Schedule 13D filed by Andlinger Capital XIII LLC with the Commission as of February 18, 2000 (File No. 005-34610).

                                   SIGNATURES


     Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NetOptix Corporation

                                         By: /s/ Thomas J. Mathews
                                            ------------------------------
                                            Thomas J. Mathews
                                            Vice President, Finance, Chief
                                            Financial Officer, Treasurer and
                                            Assistant Secretary

Date:  February 23, 2000


                                      -3-